April 28, 2025
Updating Summary Prospectus For Investors in MetLife Financial Freedom Select® B Class, L Class, C Class, e Class and e Bonus Class Variable Annuity Contracts
Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This Updating Summary Prospectus includes updating information about MetLife Financial Freedom Select group and individual flexible contribution deferred variable annuity contracts (“Deferred Annuities” or the “Contracts”) (also referred to herein as “the Contract”) issued by Metropolitan Life Insurance Company ( “MetLife” ,” the “Company,” “we,” “us” or “our”).
The prospectus for the Contracts contains more information about the Contracts, including features, benefits, and risks. You can find the current prospectus and other information about the Contracts online at https://dfinview.com/metlife/tahd/MET000211. You can also obtain this information at no cost by calling our Administrative Office at (800) 560-5001, or by sending an email request to RCG@metlife.com. Not all Portfolios are available under all Contracts and you should ask your employer for a list of available Portfolios.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and, is available at Investor.gov .
Interests in the Separate Account, the Portfolios and the Fixed Interest Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. MetLife’s obligations under the Contract are subject to its financial strength and claims-paying ability.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Contract or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since you last received the Updating Summary Prospectus dated April 29, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract:
●
For changes in the names of certain Portfolios please refer to Appendix A.
●
For updated Portfolio expense information please refer to "Important Information You Should Consider About the Contract" and Appendix A.
●
For updated Portfolio performance information please refer to Appendix A.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are there Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from the Contract less than 13 Contract years after you purchased the Contract, you may be assessed a
Withdrawal Charge of up to 10% of the amount withdrawn.
For example, if you purchase a B Class for $100,000 and surrender your Contract during the first year, You will pay a Withdrawal Charge of up to $10,000.
Charges – Withdrawal Charges
Are there Transaction Charges?
Yes. In addition to Withdrawal Charges, you also may be charged for other transactions, such as transferring Account Value among
Divisions or between the Divisions and the Fixed Interest Account.
Although we do not currently charge a fee for transfers of Account
Value among Divisions or between the Divisions and the Fixed
Interest Account, We reserve the right to impose a transfer fee of $25 on transfers in excess of 12 in a Contract year. Loans will incur a $75 loan initiation fee. The Loan Maintenance Fee is $50.00.
Charges – Transfer Fee

	FEES, EXPENSES AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are there Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	0.55% (1)	1.50% (1)
	Portfolio fees and expenses	0.53% (2)	1.23% (2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.10% (3)	0.95% (3)
(1)
As a percentage of your Account Balance in the Separate
Account. The Base Contract Fee includes 0.05% for the Annual
Contract Fee. The Annual Contract Fee is $30 annually. The
Annual Contract Fee may be waived under certain
circumstances. For classes B, C, and L this fee is waived if your total purchase payments for the prior 12 months are at least
$2,000 on the day the fee is deducted or if your Account
Balance is at least $25,000 on the day the fee is deducted and for e and e Bonus classes if your Account Balance is at least
$50,000 on the day the fee is deducted. The fee will be
deducted on a pro-rata basis (determined based upon the
number of complete months that have elapsed since the prior
Contract Anniversary) if You take a total withdrawal of your
Account Balance. This fee will not be deducted if You are on medical leave approved by your employer or called to active
armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-
out phase we reserve the right to deduct this fee.
(2)
As a percentage of average daily net assets of the Portfolio.
(3)
For the Enhanced Death Benefit: as a percentage of your
Account Balance in the Separate Account. For the GMIB fee: as
a percentage of your guaranteed minimum income base. For
the LWG fee: as a percentage of your total guaranteed
withdrawal amount.

	FEES, EXPENSES AND ADJUSTMENTS		LOCATION IN PROSPECTUS

Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your
Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.
Fees
	Lowest Annual Cost:	Highest Annual Cost:
	$1,134	$3,969
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Contract classes and Portfolio
fees and expenses
●No optional benefits
●No sales charges
●No additional purchase
payments, transfers or
withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of Contract classes, optional
benefits and Portfolio fees
and expenses
●No sales charges
●No additional purchase
payments, transfers or
withdrawals

	RISKS		LOCATION IN PROSPECTUS
Is there a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including loss of principal.		Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not
appropriate for an investor who needs ready access to cash.
●Withdrawal Charges may apply to withdrawals made less than 13
Contract years after you purchased the Contract. Withdrawal
Charges will reduce the value of your Contract if you withdraw money during that time.
●The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
●Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
●An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
●Each investment option (including the Fixed Interest Account investment option) will have its own unique risks.
● You should review these investment options before making an investment decision.
●Subject to certain limitations, if your Account Balance falls below the minimum Account Balance or is not sufficient to pay the
Contract charges, we may terminate your Contract.
Principal Risks of Investing in the Contract

	RISKS	LOCATION IN PROSPECTUS
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under the Fixed Interest
Account), guarantees, or benefits, including any death benefit, are subject to the claims-paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request or by visiting https://www.metlife.com/about-us/
corporate-profile/ratings/.
Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Are there Restrictions on the Investment Options?
Yes. Although we do not currently charge a fee for transfers of
Account Value among Divisions or between the Divisions and the
Fixed Interest Account, we reserve the right to impose a transfer fee of $25 on transfers in excess of 12 in a Contract year. The Lifetime
Withdrawal Guarantee imposes restrictions and limitations on your choice of Portfolios. These restrictions and requirements are intended to protect the Company and reduce the likelihood that we will have to pay guaranteed benefits under the Lifetime Withdrawal
Guarantee out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the Portfolios — this means your
opportunity for investment gains may be limited.
We reserve the right to add, remove or substitute Portfolios.
The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we
determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Charges – Transfer Fee
Are there any Restrictions on Contract Benefits?
Yes. Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.
You are required to have a certain Contract value for some optional benefits. If withdrawals reduce Your Contract below this value, your optional benefits may be reduced or terminated.
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
If your annuity was issued in connection with an employer plan, you should check with your employer regarding the availability of riders.
Benefits Available Under the Contract

	TAXES	LOCATION IN PROSPECTUS
What are the Contract's Tax Implications?
●You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
●There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
●If your Contract was purchased through a tax-qualified plan or
IRA, withdrawals will be subject to ordinary income tax. If your
Contract is not tax-qualified, earnings on your Contract will be subject to ordinary income tax when You withdraw them. You may also have to pay a penalty if You take a withdrawal before age
59 1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Who Sells the Deferred Annuities
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing
Contract .
Exchanges/Transfers

IMPORTANT TERMS YOU SHOULD KNOW
Account Balance, Account Value or Contract Value — When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance (also referred to as Account Value or Contract Value) is the total amount of money in your Deferred Annuity, including money in the Divisions of the Separate Account and the Fixed Interest Account.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the “Exchange”) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios. In addition to the investment performance of the Portfolios, the deduction of the Separate Account charge also affects a Division’s Accumulation Unit Value.
Administrative Office —  Our Administrative Office varies based on the type of service request or transaction that you are making. The most recent correspondence or quarterly statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information.
Annuitant — The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit — An accounting unit of measure used to calculate the amount of Annuity Payments.
Annuity Unit Value — With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios, the experience factor for the current valuation period, the daily AIR factor and the Separate Account charge.
Assumed Investment Return (AIR)  — Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary — The person or persons who receive a benefit, including continuing payments or a lump sum payment, in the event the Contract Owner or Annuitant, as applicable, dies.
Contract — A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. The Contract contains relevant provisions of your Deferred Annuity .
Contract Anniversary — An anniversary of the date we issue the Deferred Annuity.
Contract Year —  Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to Financial Freedom Select Variable Deferred Annuity Contracts.

Divisions —  Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your Account Balance to a Division, the Division purchases shares of a Portfolio (with the same name).
Free Look —  You may cancel your Contract within a certain time period. This is known as a “ free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Interest Account, if applicable) or (ii) your Account Balance as of the date your refund request is received at our Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order . Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone, facsimile (also referred to as “fax”), email or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Division affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract ), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.
MetLife —  MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as “the Company,” “we,” “us” or “our.”
Pay-Out Options/Income Options —  These are options that you may elect when you convert your Contract into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity.
Separate Account — A Metropolitan Life Separate Account E (“Separate Account ”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Options are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Options.
Variable Annuity  — An annuity with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
Withdrawal Charge — The Withdrawal Charge is the amount we deduct from the amount You have withdrawn from your Deferred Annuity, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

You — In this Prospectus, depending on the context, “You ” is the owner of the Deferred Annuity or Income Option the annuitant under an Income Option or the participant or Annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for public employee deferred compensation under Section 457(b) (“PEDC”), Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans, Section 415(m) qualified governmental excess benefit arrangements, annuities funding certain 403(a), 401(k) and 401(a) plans and Tax Sheltered Annuities (“TSAs”) where the employer retains certain rights, “You” means the trustee or employer. Under PEDC, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans, Section 415(m) qualified governmental excess benefit arrangements, annuities funding certain 401(k), 401(a), 403(a) plans and TSAs where the participant or Annuitant is permitted to choose among investment choices, as well as SEP and SIMPLE Individual Retirement Annuities, “You” means the participant or Annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, “You” means the participant who has received such Contract or cash distribution. The terms “TSA” and “403(b)” are synonymous wherever they appear in this prospectus and Statement of Additional Information.

APPENDIX A — INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios currently available. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000211. You can also request this information at no cost by calling (800) 560-5001, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies as described below. If your annuity was issued in connection with an employer plan, not all Portfolios are available under all Contracts and you should ask your employer for a list of available Portfolios.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
Global Equity	American Funds Global Small Capitalization Fund*(1) - Class 2 Capital Research and Management CompanySM	0.90%	0.25%	1.15%	2.33%	3.01%	5.81%
US Equity	American Funds Growth Fund(1) - Class 2 Capital Research and Management CompanySM	0.59%	0.25%	0.84%	31.61%	18.83%	16.58%
US Equity	American Funds Growth- Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.53%	0.25%	0.78%	24.23%	13.01%	12.20%
US Fixed Income	American Funds The Bond Fund of America*(1) - Class 2 Capital Research and Management CompanySM	0.48%	0.25%	0.73%	1.16%	0.32%	1.67%
Allocation	American Funds® Aggressive Allocation Portfolio - Class C (formerly known as American Funds® Growth Allocation Portfolio - Class C) Brighthouse Investment Advisers, LLC	0.99%	—	0.99%	14.57%	8.76%	8.81%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.96%	—	0.96%	11.60%	7.00%	7.21%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.94%	—	0.94%	9.12%	5.44%	5.78%
US Fixed Income	BlackRock Bond Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.64%	—	0.64%	1.24%	-0.30%	1.40%
US Equity	BlackRock Capital Appreciation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.81%	—	0.81%	31.65%	15.71%	14.79%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.98%	—	0.98%	13.39%	8.97%	8.74%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.91%	—	0.91%	3.85%	2.11%	2.99%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.90%	—	0.90%	5.83%	3.75%	4.43%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	—	0.91%	7.96%	5.57%	5.96%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.94%	—	0.94%	10.80%	7.35%	7.46%
US Equity	Brighthouse Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.08%	—	1.08%	8.10%	7.00%	7.82%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.02%	—	1.02%	4.71%	7.68%	6.79%
US Fixed Income	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	—	0.73%	4.69%	1.52%	1.64%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.87%	—	0.87%	8.37%	8.70%	9.88%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.79%	—	0.79%	21.31%	13.22%	12.18%
Allocation	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.64%	—	0.64%	19.61%	9.41%	8.41%
Sector	CBRE Global Real Estate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.90%	—	0.90%	0.40%	1.62%	3.13%
Target Date	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.73%	—	0.73%	8.28%	5.52%	6.27%
Target Date	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.76%	—	0.76%	9.14%	6.25%	7.03%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
Target Date	Freedom 2035 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.80%	—	0.80%	10.77%	7.56%	8.01%
Target Date	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.84%	—	0.84%	12.81%	8.83%	8.68%
Target Date	Freedom 2045 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	—	0.86%	13.54%	9.06%	8.80%
Target Date	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	—	0.86%	13.55%	9.06%	8.79%
Target Date	Freedom 2055 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	—	0.86%	13.61%	9.07%	—
Target Date	Freedom 2060 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	—	0.86%	13.53%	9.08%	—
Target Date	Freedom 2065 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.87%	—	0.87%	13.61%	9.07%	—
Target Date	Freedom 2070 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.86%	—	0.86%	0.00%	—	—
International Equity	Harris Oakmark International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.97%	—	0.97%	-4.96%	1.60%	3.28%
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	—	0.83%	16.15%	9.43%	9.82%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.07%	—	1.07%	16.33%	7.19%	8.20%
US Equity	Jennison Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	—	0.79%	30.00%	17.24%	16.08%
Allocation	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.04%	—	1.04%	12.30%	6.66%	8.07%
US Equity	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	—	0.80%	34.13%	18.04%	11.87%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.15%	—	1.15%	11.46%	8.51%	8.43%
US Equity	Loomis Sayles Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.13%	—	1.13%	14.63%	7.66%	9.60%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.52%	—	0.52%	0.64%	-0.84%	0.85%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.55%	—	0.55%	13.37%	9.79%	9.14%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.63%	—	0.63%	3.00%	4.21%	4.78%
US Equity	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.56%	—	0.56%	11.00%	7.00%	7.51%
US Equity	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.51%	—	0.51%	24.37%	13.95%	12.54%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	—	0.89%	2.95%	3.87%	5.23%
Allocation	MFS® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.87%	—	0.87%	7.52%	5.89%	6.24%
US Equity	MFS® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.83%	—	0.83%	11.66%	7.96%	8.61%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.91%	—	0.91%	38.93%	10.62%	12.02%
US Equity	Neuberger Berman Genesis Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.06%	—	1.06%	8.81%	8.31%	9.43%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.06%	—	1.06%	2.12%	1.85%	2.00%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.84%	—	0.84%	2.43%	-0.14%	1.43%
Allocation	SSGA Growth and Income ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.73%	—	0.73%	10.80%	5.88%	5.98%
Allocation	SSGA Growth ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.75%	—	0.75%	12.72%	7.41%	7.15%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	—	0.81%	29.98%	13.12%	13.61%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. is the subadviser T. Rowe Price Investment Management, Inc. is the sub-subadviser	0.94%	—	0.94%	9.31%	7.65%	10.11%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	—	0.76%	13.20%	8.05%	9.82%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.85%	—	0.85%	9.78%	10.75%	8.31%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.81%	—	0.81%	4.57%	0.75%	2.69%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.75%	—	0.75%	2.09%	-0.01%	0.93%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
(1)
The Portfolio has an additional platform fee of 0.25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.
Fixed Option
The following is information on the Fixed Interest Account currently available under the Contract. You should check with your Employer as to whether the Fixed Interest Account is available under your Contract. We reserve the right to restrict purchase payments and transfers to the Fixed Interest Account when the yield on investments is not expected to support the Minimum Guaranteed Interest Rate. We will provide you with written notice before doing so.
Name	Term	Minimum Guaranteed Interest Rate*
Fixed Interest Account	Initial Interest Rate Term: begins on each calendar quarter and will be credited from the date amounts are allocated to the Fixed Interest Account until the last day of the same calendar quarter of the following year. Renewal Rate Term: 12 months.	3%
*
The Minimum Guaranteed Interest Rate varies by Contract and may be higher than the minimum guaranteed interest rate shown. Check your Contract for the Minimum Guaranteed Interest Rate that applies to your Fixed Interest Account Option.
Investment Allocation Restrictions For Certain Optional Benefits
Index Selector:
If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Interest Account:
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index
Lifetime Withdrawal Guarantee
If You elect the Lifetime Withdrawal Guarantee Optional Benefit, You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Interest Account:
Brighthouse Asset Allocation 20
Brighthouse Asset Allocation 40
Brighthouse Asset Allocation 60
Brighthouse Asset Allocation 80

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This Updating Summary Prospectus incorporates by reference all of the information contained in the Prospectus and the Statement of Additional Information, which are dated the same date as this Updating Summary Prospectus, and which are legally part of this Updating Summary Prospectus. You can obtain the Prospectus and Statement of Additional Information, without charge, by calling our Administrative Office at (800) 560-5001, by going online at https://dfinview.com/metlife/tahd/MET000211, or by sending an email request to RCG@metlife.com. For Division transfers and purchase payment reallocations, for current information about your Contract values, to change or update Contract information such as your billing address, billing mode, beneficiary or ownership, for information about other Contract transactions, and to ask questions about your Contract , you may call our Administrative Office at (800) 560-5001.
Edgar ID: C000003507 (class: B, C, L, e, e bonus)